UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

GLOBAL SELF STORAGE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-12681	13-3926714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3814 Route 44
Millbrook, New York		12545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 785-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SELF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2023, Global Self Storage, Inc. (the “Company”) reported its financial results for the period ended June 30, 2023. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2023, the Board of Directors of the Company (the "Board") elected Sally C. Carroll as a director, to hold office until the Company's 2024 Annual Meeting of Stockholders, effective immediately. The Board has determined that Ms. Carroll qualifies as “independent” in accordance with the published listing requirements of NASDAQ. With the election of Ms. Carroll, the size of the Board is set at six directors, four of whom are independent.

In connection with Ms. Carroll's election, the Board has appointed Ms. Carroll to the Nominating Committee, Audit Committee, and Compensation Committee.

Upon election to the Company's Board, Ms. Carroll received a prorated portion of the annual director cash retainer in accordance with the Company’s current independent director compensation for 2023 as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 27, 2023.

No arrangement or understanding exists between Ms. Carroll and any other persons pursuant to which she was selected as a director. Ms. Carroll is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the U.S. Securities Act of 1933, as amended.

A copy of the press release announcing Ms. Carroll’s election is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information included in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company believes that certain statements in the information attached as Exhibit 99.1 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Global Self Storage, Inc. Earnings Press Release, dated August 11, 2023, reporting the financial results for the period ended June 30, 2023.
99.2	Global Self Storage, Inc. Press Release, dated August 11, 2023, announcing the election of Sally C. Carroll as a director of Global Self Storage, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

Date:	August 11, 2023	By:	/s/ Mark C. Winmill
Name: Mark C. Winmill Title: President